Exhibit 99.1

Union Pacific Reports Second Quarter 2020 Results

FOR IMMEDIATE RELEASE

Omaha, Neb., July 23, 2020 – Union Pacific Corporation (NYSE: UNP) today reported 2020 second quarter net income of $1.1 billion, or $1.67 per diluted share. This compares to $1.6 billion, or $2.22 per diluted share, in the second quarter 2019.

“The Second Quarter proved very challenging as we faced a volume decline of 20 percent due to the economic impact of the COVID-19 pandemic.  Demonstrating the transformation our Company is experiencing through the implementation of Unified Plan 2020, we were able to largely mitigate the impact of that volume loss,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “Our dedicated employees are feeling a very real impact from this pandemic, making tangible sacrifices. Despite this adversity, they continue to make strides to improve the safety of our railroad, while providing our customers an uninterrupted, enhanced service product.”

Second Quarter Summary

Operating revenue of $4.2 billion was down 24 percent in second quarter 2020, compared to second quarter 2019. Second quarter business volumes, as measured by total revenue carloads, decreased 20 percent compared to 2019. Volumes for all three business teams – bulk, industrial, and premium – declined in the quarter due to the deteriorating economic conditions brought on by the COVID-19 pandemic. In addition:

•	Quarterly freight revenue declined 24 percent, compared to second quarter 2019, as core pricing gains were offset by lower volumes, negative business mix and decreased fuel surcharge revenue.
•	Union Pacific’s 61 percent operating ratio increased 1.4 points compared to second quarter 2019.

-more-

	Operating Ratio	Earnings Per Diluted Share
Second Quarter 2019	59.6%	$2.22
2019 Weather / Insurance Recovery	0.9 pts	$0.05
2019 Payroll Tax Refund	(0.7) pts	($0.04)
Fuel Impact	2.7 pts	$0.09
Core Results	(4.3) pts	($0.72)
Illinois Tollway Real Estate Sale	N/A	$0.07
Second Quarter 2020	61.0%	$1.67

•	Union Pacific recognized a $69 million gain from a real estate sale to the Illinois State Toll Highway Authority.
•	The $1.26 per gallon average quarterly diesel fuel price in second quarter 2020 was 43 percent lower than second quarter 2019.
•	Union Pacific’s first half reportable personal injury rate of 0.83 incidents per 200,000 employee hours improved 5 percent compared to first half 2019.
•	Quarterly freight car velocity was 225 daily miles per car, an 11 percent improvement compared to second quarter 2019.
•	Quarterly locomotive productivity was 136 GTMs per horsepower day, a 12 percent improvement compared to second quarter 2019.
•	Average maximum train length was 8,664 feet, a 13 percent increase compared to second quarter 2019.

Summary of Second Quarter Freight Revenues

•	Bulk down 17 percent
•	Industrial down 23 percent
•	Premium down 33 percent

-more-

2020 Outlook

Although the state of global economy is somewhat uncertain given the lingering impact of the COVID-19 pandemic, Union Pacific currently expects full year 2020 carload volumes to be down around 10 percent or so compared to 2019.

“Our first priority continues to be the health and safety of our employees during the pandemic, as they perform critical service to support economic recovery,” Fritz said. “Our ability to be nimble and flexible in adjusting our resources to rapidly changing volumes, while providing a high level service product, demonstrates the strength of our service model.  We remain focused on providing our customers with a safe, reliable and efficient service product.”

Second Quarter 2020 Earnings Conference Call

Union Pacific will webcast its second quarter 2020 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, July 23, 2020 at 8:45 a.m. Eastern Time. Alternatively, the webcast can be accessed directly through the following link. Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

-more-

Supplemental financial information is attached.

****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels,  its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic.  These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2019, which was filed with the SEC on February 7, 2020, and the Company’s Quarterly Report on Form 10-Q which was filed with the SEC on April 23, 2020. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2020	2019	%		2020	2019	%
Operating Revenues
Freight revenues	$3,972	$5,236	(24)%		$8,852	$10,246	(14)%
Other	272	360	(24)		621	734	(15)
Total operating revenues	4,244	5,596	(24)		9,473	10,980	(14)
Operating Expenses
Compensation and benefits	905	1,145	(21)		1,964	2,350	(16)
Depreciation	551	551	-		1,098	1,100	-
Purchased services and materials	441	573	(23)		962	1,149	(16)
Fuel	247	560	(56)		681	1,091	(38)
Equipment and other rents	211	260	(19)		438	518	(15)
Other	235	247	(5)		533	552	(3)
Total operating expenses	2,590	3,336	(22)		5,676	6,760	(16)
Operating Income	1,654	2,260	(27)		3,797	4,220	(10)
Other income	131	57	F		184	134	37
Interest expense	(289)	(259)	12		(567)	(506)	12
Income before income taxes	1,496	2,058	(27)		3,414	3,848	(11)
Income taxes	(364)	(488)	(25)		(808)	(887)	(9)
Net Income	$1,132	$1,570	(28)%		$2,606	$2,961	(12)%

Share and Per Share
Earnings per share - basic	$1.67	$2.23	(25)%		$3.83	$4.16	(8)%
Earnings per share - diluted	$1.67	$2.22	(25)		$3.82	$4.15	(8)
Weighted average number of shares - basic	677.7	705.5	(4)		681.0	711.2	(4)
Weighted average number of shares - diluted	679.2	708.0	(4)		682.7	713.8	(4)
Dividends declared per share	$0.97	$0.88	10		$1.94	$1.76	10

Operating Ratio	61.0%	59.6%	1.4	pts	59.9%	61.6%	(1.7)	pts
Effective Tax Rate	24.3%	23.7%	0.6	pts	23.7%	23.1%	0.6	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2020	2019	%	2020	2019	%
Freight Revenues (Millions)
Grain & grain products	$644	$711	(9)%	$1,333	$1,376	(3)%
Fertilizer	168	172	(2)	342	331	3
Food & refrigerated	205	272	(25)	455	514	(11)
Coal & renewables	369	523	(29)	790	1,077	(27)
Bulk	1,386	1,678	(17)	2,920	3,298	(11)
Industrial chemicals & plastics	435	482	(10)	930	934	-
Metals & minerals	368	557	(34)	837	1,093	(23)
Forest products	266	303	(12)	569	588	(3)
Energy & specialized markets	431	595	(28)	1,058	1,161	(9)
Industrial	1,500	1,937	(23)	3,394	3,776	(10)
Automotive	189	554	(66)	713	1,074	(34)
Intermodal	897	1,067	(16)	1,825	2,098	(13)
Premium	1,086	1,621	(33)	2,538	3,172	(20)
Total	$3,972	$5,236	(24)%	$8,852	$10,246	(14)%
Revenue Carloads (Thousands)
Grain & grain products	167	178	(6)%	342	347	(1)%
Fertilizer	53	54	(2)	99	97	2
Food & refrigerated	41	52	(21)	89	99	(10)
Coal & renewables	186	244	(24)	394	500	(21)
Bulk	447	528	(15)	924	1,043	(11)
Industrial chemicals & plastics	141	157	(10)	295	305	(3)
Metals & minerals	162	199	(19)	336	379	(11)
Forest products	50	56	(11)	106	112	(5)
Energy & specialized markets	115	156	(26)	277	303	(9)
Industrial	468	568	(18)	1,014	1,099	(8)
Automotive	79	218	(64)	287	428	(33)
Intermodal [a]	724	823	(12)	1,433	1,654	(13)
Premium	803	1,041	(23)	1,720	2,082	(17)
Total	1,718	2,137	(20)%	3,658	4,224	(13)%
Average Revenue per Car
Grain & grain products	$3,861	$3,993	(3)%	$3,901	$3,959	(1)%
Fertilizer	3,181	3,182	-	3,456	3,419	1
Food & refrigerated	4,986	5,211	(4)	5,142	5,215	(1)
Coal & renewables	1,979	2,147	(8)	2,001	2,155	(7)
Bulk	3,099	3,179	(3)	3,161	3,163	-
Industrial chemicals & plastics	3,086	3,081	-	3,148	3,064	3
Metals & minerals	2,276	2,806	(19)	2,494	2,883	(13)
Forest products	5,256	5,324	(1)	5,361	5,236	2
Energy & specialized markets	3,739	3,807	(2)	3,813	3,835	(1)
Industrial	3,201	3,408	(6)	3,345	3,436	(3)
Automotive	2,388	2,546	(6)	2,487	2,510	(1)
Intermodal [a]	1,241	1,295	(4)	1,274	1,268	-
Premium	1,354	1,557	(13)	1,476	1,523	(3)
Average	$2,312	$2,450	(6)%	$2,420	$2,425	-%

[a]	For intermodal shipments each container or trailer equals one carload. 2

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2020	2019
Assets
Cash and cash equivalents	$2,706	$831
Short-term investments	60	60
Other current assets	2,317	2,568
Investments	2,042	2,050
Net properties	54,270	53,916
Operating lease assets	1,700	1,812
Other assets	460	436
Total assets	$63,555	$61,673

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,990	$1,257
Other current liabilities	3,289	3,094
Debt due after one year	26,439	23,943
Operating lease liabilities	1,320	1,471
Deferred income taxes	12,171	11,992
Other long-term liabilities	1,894	1,788
Total liabilities	47,103	43,545
Total common shareholders' equity	16,452	18,128
Total liabilities and common shareholders' equity	$63,555	$61,673

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2020	2019
Operating Activities
Net income	$2,606	$2,961
Depreciation	1,098	1,100
Deferred income taxes	171	209
Other - net	517	(370)
Cash provided by operating activities	4,392	3,900
Investing Activities
Capital investments	(1,599)	(1,560)
Maturities of short-term investments	75	105
Purchases of short-term investments	(75)	(100)
Other - net	182	(55)
Cash used in investing activities	(1,417)	(1,610)
Financing Activities
Debt issued	4,004	2,992
Share repurchase programs	(2,556)	(3,629)
Dividends paid	(1,319)	(1,248)
Debt repaid	(770)	(604)
Accelerated share repurchase programs pending final settlement	(400)	(500)
Net issuance of commercial paper	(1)	471
Other - net	(65)	(29)
Cash used in financing activities	(1,107)	(2,547)
Net Change in Cash, Cash Equivalents and Restricted Cash	1,868	(257)
Cash, cash equivalents, and restricted cash at beginning of year	856	1,328
Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,724	$1,071
Free Cash Flow*
Cash provided by operating activities	$4,392	$3,900
Cash used in investing activities	(1,417)	(1,610)
Dividends paid	(1,319)	(1,248)
Free cash flow	$1,656	$1,042

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2020	2019	%		2020	2019	%
Operating/Performance Statistics
Freight car velocity (daily miles per car) [a]	225	202	11%		216	198	9%
Average train speed (miles per hour) [a] *	26.9	24.5	10		26.0	24.6	6
Average terminal dwell time (hours) [a] *	21.6	25.7	(16)		22.8	26.2	(13)
Locomotive productivity (GTMs per horsepower day)	136	121	12		133	116	15
Gross ton-miles (GTMs) (millions)	170,626	220,009	(22)		371,923	430,328	(14)
Train length (feet)	8,664	7,652	13		8,517	7,472	14
Intermodal car trip plan compliance (%)	82	69	13	pts	83	68	15	pts
Manifest/Automotive car trip plan compliance (%)	76	59	17	pts	69	61	8	pts
Workforce productivity (car miles per employee)	868	866	-		882	839	5
Total employees (average)	30,059	38,657	(22)		31,965	39,355	(19)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.26	$ 2.21	(43)%		$ 1.59	$ 2.14	(26)%
Fuel consumed in gallons (millions)	189	245	(23)		414	493	(16)
Fuel consumption rate**	1.107	1.112	-		1.112	1.146	(3)

Revenue Ton-Miles (Millions)
Grain & grain products	16,242	17,244	(6)%		32,353	33,421	(3)%
Fertilizer	3,116	3,099	1		6,160	5,985	3
Food & refrigerated	3,752	4,851	(23)		8,258	9,358	(12)
Coal & renewables	18,188	24,855	(27)		38,193	51,184	(25)
Bulk	41,298	50,049	(17)		84,964	99,948	(15)
Industrial chemicals & plastics	6,286	7,215	(13)		13,460	14,027	(4)
Metals & minerals	6,402	10,260	(38)		14,935	20,179	(26)
Forest products	5,398	6,083	(11)		11,439	11,927	(4)
Energy & specialized markets	7,276	11,147	(35)		19,322	21,792	(11)
Industrial	25,362	34,705	(27)		59,156	67,925	(13)
Automotive	1,740	4,672	(63)		6,229	9,197	(32)
Intermodal	17,514	19,318	(9)		35,248	38,324	(8)
Premium	19,254	23,990	(20)		41,477	47,521	(13)
Total	85,914	108,744	(21)%		185,597	215,394	(14)%

[a]Prior years have been realigned to conform to the current year presentation.

* Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2020
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,880	$3,972	$8,852
Other revenues	349	272	621
Total operating revenues	5,229	4,244	9,473
Operating Expenses
Compensation and benefits	1,059	905	1,964
Depreciation	547	551	1,098
Purchased services and materials	521	441	962
Fuel	434	247	681
Equipment and other rents	227	211	438
Other	298	235	533
Total operating expenses	3,086	2,590	5,676
Operating Income	2,143	1,654	3,797
Other income	53	131	184
Interest expense	(278)	(289)	(567)
Income before income taxes	1,918	1,496	3,414
Income taxes	(444)	(364)	(808)
Net Income	$1,474	$1,132	$2,606

Share and Per Share
Earnings per share - basic	$2.15	$1.67	$3.83
Earnings per share - diluted	$2.15	$1.67	$3.82
Weighted average number of shares - basic	684.3	677.7	681.0
Weighted average number of shares - diluted	686.2	679.2	682.7
Dividends declared per share	$0.97	$0.97	$1.94

Operating Ratio	59.0%	61.0%	59.9%
Effective Tax Rate	23.1%	24.3%	23.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2020
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$689	$644	$1,333
Fertilizer	174	168	342
Food & refrigerated	250	205	455
Coal & renewables	421	369	790
Bulk	1,534	1,386	2,920
Industrial chemicals & plastics	495	435	930
Metals & minerals	469	368	837
Forest products	303	266	569
Energy & specialized markets	627	431	1,058
Industrial	1,894	1,500	3,394
Automotive	524	189	713
Intermodal	928	897	1,825
Premium	1,452	1,086	2,538
Total	$4,880	$3,972	$8,852
Revenue Carloads (Thousands)
Grain & grain products	175	167	342
Fertilizer	46	53	99
Food & refrigerated	48	41	89
Coal & renewables	208	186	394
Bulk	477	447	924
Industrial chemicals & plastics	154	141	295
Metals & minerals	174	162	336
Forest products	56	50	106
Energy & specialized markets	162	115	277
Industrial	546	468	1,014
Automotive	208	79	287
Intermodal [a]	709	724	1,433
Premium	917	803	1,720
Total	1,940	1,718	3,658
Average Revenue per Car
Grain & grain products	$3,940	$3,861	$3,901
Fertilizer	3,768	3,181	3,456
Food & refrigerated	5,277	4,986	5,142
Coal & renewables	2,022	1,979	2,001
Bulk	3,219	3,099	3,161
Industrial chemicals & plastics	3,205	3,086	3,148
Metals & minerals	2,697	2,276	2,494
Forest products	5,457	5,256	5,361
Energy & specialized markets	3,866	3,739	3,813
Industrial	3,469	3,201	3,345
Automotive	2,525	2,388	2,487
Intermodal [a]	1,307	1,241	1,274
Premium	1,583	1,354	1,476
Average	$2,516	$2,312	$2,420

[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2020	2019
Net income	$5,564	$5,919
Add:
Income tax expense	1,749	1,828
Depreciation	2,214	2,216
Interest expense	1,111	1,050
EBITDA	$10,638	$11,013
Adjustments:
Other income	(293)	(243)
Interest on operating lease liabilities**	61	68
Adjusted EBITDA	$10,406	$10,838
Debt	$28,429	$25,200
Operating lease liabilities	1,639	1,833
Unfunded pension and OPEB, net of taxes of $115 and $124	370	400
Adjusted debt	$30,438	$27,433
Adjusted debt / Adjusted EBITDA	2.9	2.5

[a]

The trailing twelve months income statement information ended June  30, 2020 is recalculated by taking the twelve months ended December 31, 2019, subtracting the six months ended June 30, 2019, and adding the six months ended June 30, 2020.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, other income and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA. At both June 30, 2020 and December 31, 2019, the incremental borrowing rate on operating lease liabilities was 3.7%.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.